SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 9, 2009

Intelligroup, Inc.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Independence Way Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountants.

(a) On July 9, 2009, the Company decided to dismiss Ernst & Young LLP (“E&Y LLP”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009. Also, on July 9, 2009, the Company decided to appoint Ernst & Young (“E&Y India”) as its independent registered public accounting firm. The Company made this change because the Company’s finance personnel and a majority of the operations are now located in India.

The reports of E&Y LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding the change in the Company’s accounting for uncertain tax positions required by FASB Interpretation No. 48.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no disagreements with E&Y LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y LLP, would have caused E&Y LLP to make reference to the subject matter of the disagreements in connection with its reports.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation of S-K.

The Company has provided a copy of this report to E&Y LLP and requested that it furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit 16 to this Report.

(b) Effective July 9, 2009, the Company appointed E&Y India as the Company’s independent registered public accounting firm for the year ending December 31, 2009 (effective immediately with the review of the Company’s interim period ending June 30, 2009.)

During the last two fiscal years and the interim periods through the date of this filing, E&Y India provided services in connection with the audit of the Company’s consolidated financial statements which was performed by E&Y LLP. Except as indicated in the previous sentence, the Company has not consulted with E&Y India in the last two fiscal years or in any interim period through the date of this filing with respect to any matters contained in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     Exhibit 16 - Letter dated July 15, 2009 to Securities and Exchange Commission from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGROUP, INC.

By:	/s/ Alok Bajpai

Name:	Alok Bajpai
Title:	Treasurer and CFO

Date: July 15, 2009